Exhibit 4.2
Leap Wireless International, Inc.
4.50% Convertible Senior Notes due 2014
Registration Rights Agreement
June 25, 2008
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
As Representatives of the Initial Purchasers
Ladies and Gentlemen:
     Leap Wireless International, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Initial Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 4.50% Convertible Senior Notes due 2014 (the “Securities”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:
     1. Definitions.
     (a) As used in this Agreement, the following defined terms shall have the following meanings:
     “Additional Interest” has the meaning assigned thereto in Section 6(a) hereof.
     “Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.
     “Closing Date” means the Closing Date as defined in the Purchase Agreement.
     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “Common Stock” means the Company’s common stock, par value $0.0001 per share.

     “Company” has the meaning assigned thereto in the introductory paragraph hereof.
     “DTC” means The Depository Trust Company.
     “EDGAR” has the meaning assigned thereto in Section 3(b) hereof.
     “Effective Failure” has the meaning assigned thereto in Section 6(b) hereof.
     “Effectiveness Period” has the meaning assigned thereto in Section 2(a)(ii) hereof.
     “Effective Time” means the time at which the Commission declares the Shelf Registration Statement required by Section 2(a)(i) effective or at which the Shelf Registration Statement otherwise becomes effective.
     “Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “FINRA Rules” means the Rules of the Financial Industry Regulatory Authority, Inc. (successor to the National Association of Securities Dealers, Inc.), as amended from time to time.
     “Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry or global certificate form).
     “Indemnified Person” has the meaning assigned thereto in Section 5(a) hereof.
     “Indenture” means the Indenture, dated as of June 25, 2008, between the Company and Wells Fargo Bank, N.A., as amended and supplemented from time to time in accordance with its terms.
     “Initial Purchasers” means the Initial Purchasers named in Schedule I to the Purchase Agreement.
     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.
     The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, 430B or 430C under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.
     “Purchase Agreement” means the purchase agreement, dated as of June 19, 2008, among the Initial Purchasers and the Company relating to the Securities.

     “Option Closing Date” means the settlement date for the Option Securities pursuant to Section 3(b) of the Purchase Agreement.
     “Registrable Securities” means all or any portion of the Securities issued on the Closing Date (or on the Option Close Date, if applicable) under the Indenture in registered form and the shares of Common Stock issuable upon conversion thereof; provided, however, that a security shall cease to be a Registrable Security when it ceases to be a Restricted Security.
     “Registration Default” has the meaning assigned thereto in Section 6(a) hereof.
     “Restricted Security” means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) ceases to be outstanding, (ii) has been registered under the Securities Act and sold or otherwise transferred pursuant to and in a manner contemplated by an effective registration statement, (iii) has been transferred pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) or (iv) (A) only during the period from the date hereof until the 375th day after the later of the Closing Date and the Option Closing Date, is eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) without any volume or manner of sale restrictions thereunder, or (B) only during the period beginning after the 375th day after the later of the Closing Date and the Option Closing Date, is eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) without any volume or manner of sale restrictions thereunder and the CUSIP number for such securities is no longer a “restricted” CUSIP that indicates that transfer restrictions apply to the Securities or the Common Stock issuable upon conversion thereof.
     “Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.
     “Securities” has the meaning assigned hereto in the introductory paragraph hereof.
     “Securities Act” means the United States Securities Act of 1933, as amended.
     “Shelf Registration” means a registration effected pursuant to Section 2 hereof.
     “Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the requirements of Section 2(a)(i) of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
     “Suspension Period” has the meaning assigned thereto in Section 2(b).
     “Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term “underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.
     (b) Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Registrable Securities or to a percentage of Registrable Securities, Common Stock constituting Registrable Securities shall be treated as representing the principal amount of Securities that was surrendered for conversion in order to receive such number of shares of Common Stock.
     2. Shelf Registration.
     (a) The Company shall:
     (i) unless the Shelf Registration Statement becomes effective automatically, use its commercially reasonable efforts to cause a Shelf Registration Statement covering the resale of Registrable Securities pursuant to Rule 415 under the Securities Act to be declared effective under the Securities Act no later than the 181st calendar day after the later of the Closing Date and the Option Closing Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder;
     (ii) subject to the Company’s right to suspend the Shelf Registration Statement or the Prospectus as set forth in Section 2(b) hereof, use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until such time as all of the Securities and shares of Common Stock issuable upon conversion thereof cease to be Registrable Securities (such period being referred to herein as the “Effectiveness Period”);
     (iii) after the Effective Time, within 10 Business Days after receipt of the completed Notice and Questionnaire from any Holder that is not then an Electing Holder, together with any other information as may be reasonably requested in writing by the Company from such Holder, the Company shall file such amendments to the Shelf Registration Statement or supplements to the related Prospectus as are reasonably necessary to permit the Holder to deliver the Prospectus to purchasers of Registrable Securities (subject to the Company’s right to suspend the use of the Shelf Registration Statement or the Prospectus as set forth in Section 2(b) hereof); provided, however, that (A) nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof and (B) in no event shall the Company be required to file more than one such amendment or supplement in any 90-day period; and
     (iv) if at any time the Securities are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the later of (A) 180 calendar days following the Closing Date and (B) the date on which the Securities are convertible into such securities;
provided, however, that the Company’s obligation to file, have declared effective or maintain effectiveness of the Shelf Registration Statement required by clauses (i) and (ii) above and pay Additional Interest as described in Section 6 below shall be suspended to the extent and during the periods that the Registrable Securities are eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) without any volume or manner of sale restrictions.
The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (B) permitted pursuant to Section 2(b) below.
     (b) The Company may delay or suspend the use of the Shelf Registration Statement or the use of the Prospectus without incurring any obligation to pay Additional Interest for a period not to exceed 45 calendar days in any six-month period (each, a “Suspension Period”) if the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.
     (c) The Company agrees that the Company will:
     (i) On the day that is one year following the later of the Closing Date and the Option Closing Date, facilitate the removal of any restrictive legends (if any) and use commercially reasonable efforts to cause the Securities to be represented by a CUSIP that represents that a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) can resell such Securities without any volume or manner of sale restrictions thereunder; and
     (ii) Represent and agree with the Holders that the Company and its Affiliates have not since the Closing Date resold any Securities that have been acquired or reacquired by any of them except pursuant to an effective registration statement under the Securities Act and will not resell any Securities acquired by them except pursuant to an effective Registration Statement under the Securities Act until such time as none of the Securities are Registrable Securities.
     3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:
     (a) (i) Within 10 Business Days of the filing of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein and provided any other information reasonably requested in writing by the Company. Notwithstanding the foregoing, no Affiliate of the Company shall be entitled to be named as a selling securityholder without the Company’s consent and will not be entitled to Additional Interest;

     (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company, in which case the Company’s obligations shall be as set forth in Section 2(a)(iii) above;
     (iii) The term “Electing Holder” shall mean any Holder of Registrable Securities (other than any Affiliate of the Company) that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof; and
     (iv) Each Electing Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.
     (b) Unless such document is available on the Electronic Data Gathering Analysis and Retrieval system of the Commission (“EDGAR”) the Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its commercially reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose.
     (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to take such action in respect of the Shelf Registration Statement or any amendment thereto or of the Prospectus or any amendment or supplement to the Prospectus during any Suspension Period.
     (d) The Company shall promptly (and in any event, within 10 business days) advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:
     (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

     (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;
     (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
     (iv) of the occurrence of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Shelf Registration Statement and the Prospectus until the requisite changes have been made); provided, however, that no notice by the Company shall be required pursuant to this clause (iv) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Current Report on Form 8-K or other appropriate report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein not misleading.
     (e) The Company shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement or, if any such order of suspension is made effective during or results in any Suspension Period, promptly following the end of such Suspension Period.
     (f) The Company shall furnish to each Electing Holder, upon written request of such Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, and, if such documents are not available on EDGAR and such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.
     (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request in writing; and the Company consents (except during the periods specified in Section 2(b) above or during the continuance of any event or the existence of any state of facts described in Section 3(d)(ii), (iii) or (iv) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.
     (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request in writing, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process or take any action which would subject it to taxation in any jurisdiction where it is not as of the date hereof so subject.
     (i) Unless any Registrable Securities shall be in book-entry or global certificate only form, the Company shall use its commercially reasonable efforts to cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.
     (j) Upon the occurrence of any event or the existence of any state of facts contemplated by Section 3(d)(iv) above, the Company shall prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to take such action in respect of the Shelf Registration Statement or any amendment thereto or of the Prospectus or any amendment or supplement to the Prospectus during any Suspension Period. If the Company notifies the Electing Holders of the occurrence of any event or the existence of any state of facts contemplated by Section 2(b) or Section 3(d)(iv) above, such Electing Holder shall suspend the use of the Shelf Registration Statement and the Prospectus until the requisite changes to the Prospectus have been made and shall keep confidential any such communication received by it from the Company.
     (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.
     (l) To the extent that the Company is required to file a Shelf Registration Statement, the Company shall use its commercially reasonable efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).
     (m) Prior to the Effective Time, the Company shall use its commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (n) The Company shall enter into such customary agreements and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.
     (o) The Company shall:
     (i) make reasonably available for inspection during normal business hours by the Electing Holders and any attorney, accountant or other agent retained by such Electing Holders all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall first agree in writing with the Company that (x) all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such attorney, accountant or agent, unless such disclosure is required to be made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality and (y) they shall use such records, information and documents solely for the purposes of exercising rights under this Agreement and they shall not engage in trading any securities of the Company until the Company makes such material non-public information publicly available; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties.
     (p) The Company will use its commercially reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the Nasdaq Global Select Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.
     (q) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.
     4. Registration Expenses. Except as otherwise provided herein, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.
     5. Indemnification and Contribution.
     (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities were registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.
     (b) Indemnification by the Electing Holders. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, to (i) indemnify and hold harmless the Company, each Electing Holder, and each of their respective directors and officers and each person, if any, who controls the Company or any such Electing Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Electing Holder expressly for use therein, and (ii) reimburse the Company and such other persons for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.
     (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s

Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.
     (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.
     6. Additional Interest.
     (a) Subject to the proviso contained in Section 2(a), if on or prior to the 181st day following the later of the Closing Date and the Option Closing Date, a Shelf Registration Statement is not declared effective by the Commission or if the Prospectus is not available during the Effective Period (each, a “Registration Default”), the Company shall be required to pay additional interest (“Additional Interest”) to the Holders (other than Holders that are Affiliates of the Company), from and including the day such Registration Default occurs until, but not including, the day such Shelf Registration Statement is declared effective or the Prospectus becomes available, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities then remaining, from the day of such Registration Default to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default until the earlier of (1) the time such Shelf Registration Statement is declared effective or the Prospectus becomes available, as applicable, or (2) the expiration of the Effectiveness Period; provided, however, no Additional Interest shall accrue under this Section 6(a) during any Suspension Period
     (b) In the event that (i) the Shelf Registration Statement ceases to be effective when it is required to be so effective, (ii) the Company suspends the use of the Prospectus pursuant to Section 2(b), (iii) the Holders are not authorized to use the Prospectus pursuant to Section 3(j) hereof, (iv) the Holders are otherwise prevented or restricted by the Company from effecting sales pursuant to the Shelf Registration Statement in violation of this Agreement or (v) the Company shall fail to comply with its obligations under Section 2(c) (any such event being referred to as an “Effective Failure”) for more than an aggregate of 45 days, whether or not consecutive, in any six-month period, then the Company shall pay the Additional Interest at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities then remaining, from the day of such Effective Failure, to and including the 90th day following such Effective Failure and one-half of one percent (0.50%) thereof from and after the 91st day following such Effective Failure until the earlier of (1) the time the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or the Prospectus becomes available, as applicable, or (2) the expiration of the Effectiveness Period; provided, however, no Additional Interest shall accrue under this Section 6(b) (A) with respect to the Registrable Securities of any Holder that is not an Electing Holder or (B) during any Suspension Period
     (c) Any amounts to be paid as the Additional Interest pursuant to paragraphs (a) or (b) of this Section 6 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such

Registration Default or Effective Failure, as applicable. Such Additional Interest will accrue (1) in respect of the applicable Securities at the rates set forth in paragraphs (a) or (b) of this Section 6, as applicable, on the principal amount of such Securities and (2) in respect of any Common Stock issued upon conversion of the Securities constituting Registrable Securities, at the rates set forth in paragraphs (a) or (b) of this Section 6, as applicable, applied to the Conversion Price (as defined in the Indenture) at that time. No Additional Interest will accrue or shall be paid in respect of Registrable Securities held by Affiliates of the Company.
     (d) Except as provided in Section 8(b) hereof, the Additional Interest as set forth in this Section 6 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Additional Interest in excess of one-half of one percent (0.50%) in the aggregate, regardless of whether one or multiple Registration Defaults or Effective Failures exist.
     (e) The Company’s obligation to pay Additional Interest pursuant to Sections 6(a) and (b) hereof shall be suspended to the extent and during the periods that the Registrable Securities are eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A) without any volume or manner of sale restrictions.
     7. Termination. The Company’s obligations pursuant to Sections 2, 3 and 6 hereof will terminate on the first day that is at least one year following the later of the Closing Date and the Option Closing Date and on which the Securities and the Common Stock issuable upon conversion thereof are are eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any successor provision thereto (other than Rule 144A)) without any volume or manner of sale restrictions thereunder and the CUSIP number for such securities is no longer a “restricted” CUSIP that indicates that transfer restrictions apply to the Securities or the Common Stock issuable upon conversion thereof.
     8. Miscellaneous.
     (a) Other Registration Rights. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.
     (b) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 6 hereof, may be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.
     (c) Amendments and Waivers. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.
     (d) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture; provided, that the Company may deliver notices and other communications provided for or permitted hereunder to any Electing Holder to its address as set forth in its Notice and Questionnaire.
     (e) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
     (j) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours, Leap Wireless International, Inc.
By:	/s/ S. Douglas Hutcheson
	Name:	S. Douglas Hutcheson
	Title:	President and Chief Executive Officer

Accepted as of the date hereof on behalf of each of the Initial Purchasers: Goldman, Sachs & Co.
By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Morgan Stanley & Co. Incorporated
By:	/s/ John Tyree
	Name:	John Tyree
	Title:	Managing Director

Signature Page to the Registration Rights Agreement

Appendix A
LEAP WIRELESS INTERNATIONAL, INC.
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE]
          The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Leap Wireless International, Inc. (the “Company”) 4.50% Convertible Senior Notes 2014 (the “Securities”) are held.
          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.
          It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline for response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact:
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121
Attn: General Counsel
Tel: (858) 882-6000

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LEAP WIRELESS INTERNATIONAL, INC.
Notice of Registration Statement
and
Selling Securityholder Questionnaire
[Date]
     Leap Wireless International, Inc. (the “Company”) [has filed][expects to file by [DATE]] with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 4.50% Convertible Senior Notes due 2014 (the “Securities”) and the shares of Common Stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion, in accordance with the Registration Rights Agreement, dated as of June 25, 2008 (the “Registration Rights Agreement”), between the Company and the purchasers named therein. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.
     The term “Registrable Securities” is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued on the Closing Date (or on the Option Close Date, if applicable) under the Indenture in registered form and the shares of Common Stock issuable upon conversion thereof; provided, however, that a security shall cease to be a Registrable Security when it ceases to be a Restricted Security.
     The term “Restricted Security” is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) ceases to be outstanding, (ii) has been registered under the Securities Act and sold or otherwise transferred pursuant to and in a manner contemplated by an effective registration statement, (iii) has been transferred pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) or (iv) (A) only during the period from the date hereof until the 375th day after the last date of original issuance of the Securities (including through the exercise by the Initial Purchasers of their option to purchase additional Securities), is eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar provision then in force (other than Rule 144A)) without any volume or manner of sale restrictions thereunder, or (B) only during the period beginning after the 375th day after the last date of original issuance of the Securities (including through the exercise by the Initial Purchasers of their option to purchase additional Securities), is eligible to be transferred without registration under the Securities Act by a person who is not an Affiliate of the Company (and has not been an Affiliate for the 90 days preceding such transfer) pursuant to Rule 144 under the Securities Act (or any other similar

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provision then in force (other than Rule 144A)) without any volume or manner of sale restrictions thereunder and the CUSIP number for such securities is no longer a “restricted” CUSIP that indicates that transfer restrictions apply to the Securities or the Common Stock issuable upon conversion thereof.
ELECTION
     The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.
     Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.
     The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
QUESTIONNAIRE

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) Below:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) Below are Held:

(2)		Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact
Person:

(3)		Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Securities or shares of Common Stock issued upon conversion, repurchase or redemption of any Securities.

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	(a)	Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

CUSIP No(s). of such Registrable Securities:

Number of shares of Common Stock (if any) issued upon conversion, repurchase or redemption of Registrable Securities:

	(b)	Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities:

Number of shares of Common Stock (if any) issued upon conversion of such other Securities:

	(c)	Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:

(4)		Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

State any exceptions here:

(5)		Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

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(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:
     Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.
     In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.
     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus. The Selling Securityholder agrees not to, directly or indirectly, engage in any hedging transaction with regard to the notes or the common stock issuable upon conversion of the notes except as permitted by the Securities Act.
     In accordance with the Selling Securityholder’s obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:
Leap Wireless International, Inc.

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10307 Pacific Center Court
San Diego, California 92121
Attn: General Counsel

(ii) With a copy to:

Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attn: Barry M. Clarkson, Esq.
     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

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     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:
PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY AT:
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121
Attention: General Counsel

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Exhibit 1
to Appendix A
NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121
Attention: General Counsel
Wells Fargo Bank, N.A.
Corporate Trust Services
MAX-N9311-110
625 Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

Re:	Leap Wireless International, Inc. (the “Company”)

4.50% Convertible Senior Notes Due 2014 (the “Notes”)
Dear Sirs:
               Please be advised that                      has transferred $                     aggregate principal amount of the above-referenced Notes or shares of the Company’s Common Stock, issued upon conversion of Notes, pursuant to an effective Registration Statement on Form S-3 (File No. 333-                    ) filed by the Company.
               We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or Common Stock is named as a selling securityholder in the Prospectus dated [date], or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of Common Stock transferred are [a portion of] the Notes or shares of Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.
Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

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